UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-6709

Name of Registrant:	Vanguard Florida Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2006 - May 31, 2007

Item 1:	Reports to Shareholders

Vanguard® Florida Long-Term
Tax-Exempt Fund

> Semiannual Report

May 31, 2007

>	Vanguard Florida Long-Term Tax-Exempt Fund posted a return of 0.2% for both the Investor and Admiral Shares for the six months ended May 31, 2007, in line with its comparative benchmarks.

>	Yields rose across the maturity spectrum as expectations of increased inflation took a firmer grip on the market.

>	Yield increases were greatest at the longer end of the maturity spectrum.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	24
Trustees Approve Advisory Arrangement	26
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Florida Long-Term Tax-Exempt Fund
Investor Shares	VFLTX	0.2%
SEC 30-Day Annualized Yield: 4.00%
Taxable-Equivalent Yield: 6.15%[1]
Admiral™ Shares[2]	VFLRX	0.2
SEC 30-Day Annualized Yield: 4.07%
Taxable-Equivalent Yield: 6.26%[1]
Lehman 10 Year Municipal Bond Index		0.1
Average Florida Municipal Debt Fund[3]		0.2
Lehman Municipal Bond Index		0.3

Your Fund’s Performance at a Glance
November 30, 2006 –May 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Florida Long-Term
Tax-Exempt Fund
Investor Shares	$11.73	$11.48	$0.258	$0.017
Admiral Shares	11.73	11.48	0.262	0.017

1	This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35%. Please see the prospectus for a detailed explanation of the calculation.
2	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
3	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The final two months of the fiscal half-year ended May 31, 2007, saw bond yields move higher, and prices lower, as inflation concerns stirred. Vanguard Florida Long-Term Tax-Exempt Fund returned 0.2% for both of its share classes, in line with its benchmark index and the average return of competing Florida municipal bond funds. The income portion of the fund’s return was sufficient to offset a decline in share price. The fund’s 4.00% yield for Investor Shares at the end of May represented a slight increase versus six months ago. For investors in the highest income tax bracket, the taxable-equivalent yield rose to 6.15%. Yields of Admiral Shares were slightly higher than they were six months ago.

Please note: Although the fund’s income distributions are expected to be exempt from federal taxes, a portion of these distributions may be subject to the alternative minimum tax. The tax is triggered by holdings of private-activity bonds.

Mixed economic news led to weak bond returns

Over the six months, the yields of longer-term bonds rose faster than those of short-term bonds. This caused the “inverted” yield curve—which had persisted for many months as long-term

U.S. Treasury yields remained lower than shorter-term yields—to begin a return to its historical upward-sloping maturity/yield relationship. The Federal Reserve Board’s intimations of concern about the inflation outlook helped to push long-term rates higher. However, the Fed held its target federal funds rate at 5.25% throughout the period.

Money market instruments remained a bright spot in the fixed income universe, with the Citigroup 3-Month Treasury Bill Index—a proxy for taxable money market yields—returning 2.5% for the half-year. The yield of the 3-month Treasury bill fell to 4.7% from its initial 5.0%. The broad taxable bond market returned 0.7% for the period, while municipal bonds posted a return of 0.3%.

Stocks were shaken early on but roared back in second half

Despite a short-lived tumble in late February and a cooldown of the domestic economy, the broad U.S. stock market moved solidly upward over the six months. In the first half of the period, the broad market had a modest positive return, but the second half saw a solid advance.

U.S. stocks were buoyed by an unprecedented flurry of merger-and-acquisition activity, particularly within the private-equity sector. Mid-capitalization stocks were the market leaders, outpacing the gains of large- and small-cap issues. As had been the case for well over a year, international stocks outperformed U.S. equities. Emerging markets again produced better gains than the developed markets of Europe and the Pacific.

Market Barometer
			Total Returns
		Periods Ended May 31, 2007
	Six Months	One Year	Five Years[1]
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	0.7%	6.7%	4.7%
Lehman Municipal Bond Index	0.3	4.8	4.9
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.6

Stocks
Russell 1000 Index (Large-caps)	10.7%	22.9%	10.1%
Russell 2000 Index (Small-caps)	8.4	18.9	13.1
Dow Jones Wilshire 5000 Index (Entire market)	10.5	22.5	10.7
MSCI All Country World Index ex USA (International)	15.1	28.9	18.7

CPI
Consumer Price Index	3.2%	2.7%	3.0%

1	Annualized.

Your fund performed well amid changing market dynamics

Investor demand for municipal bonds continued at a very high level during the fiscal half-year, and states and cities responded with a heavy slate of new issuance. During the first half of the fund’s fiscal year, states and municipalities issued $203.8 billion in bonds, a record pace, as issuers took advantage of low interest rates and strong demand to retire debt issued when interest rates were higher.

New buyers have joined individuals and mutual funds in muni bond markets. These include property and casualty insurers, foreign banks, and hedge funds, all of which are pursuing higher yields at the long end of the maturity spectrum.

These supply-and-demand dynamics, as well as nascent concerns about the inflation outlook and a seasonal tax-effect toward the end of the period, helped produce modestly higher yields (and lower prices) across the maturity spectrum during the six months. (In April and May, many investors sell some holdings in municipal bond funds to pay their state and federal income tax bills.)

The Florida Long-Term Tax-Exempt Fund’s 0.2% return reflected these factors. The prices of the fund’s bonds declined during the period—as is normal when interest rates increase—but the fund’s income was high enough to push the fund’s total return into the positive column.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average Florida
	Investor	Admiral	Municipal
	Shares	Shares	Debt Fund
Florida Long-Term Tax-Exempt Fund	0.15%	0.08%	1.10%

1	Fund expense ratios reflect the six months ended May 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

You can see from the table on page 4 that the Florida Long-Term Tax-Exempt Fund enjoyed a wide cost advantage over peer funds—an advantage that accrues to shareholders over time.

Your muni fund’s dual role: Providing income and stability

Bonds have a role to play in every investor’s portfolio, and municipal bonds can be an especially attractive option for investors in higher tax brackets. By committing a portion of your assets to the bond market, you gain ballast that helps you ride out storms in the stock market. By committing a portion of your bond portfolio to municipal bonds, you also help protect your returns from the tax collector’s reach. By entrusting your assets to Vanguard, you have selected a partner focused on managing risk, reducing costs, and providing clearly defined funds that can be used to build a diversified portfolio suited to your needs.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 18, 2007

Advisor’s Report

As bond yields moved higher (and prices lower) over the past six months, Vanguard Florida Long-Term Tax-Exempt Fund returned 0.2% for both the Investor and Admiral Shares, in line with both its benchmark index and the average return of its peer group.

The investment environment

The U.S. economy continued to expand during the past six months, but at a slower pace than that observed 12 months ago. Consumer spending has increased solidly, as rising incomes and improved job prospects have helped to partially mitigate high energy prices, a slumping housing market, and higher short-term interest rates. Consensus expectations point to a continued modest deceleration to below 3% in the annualized growth rate of real gross domestic product.

The inflation picture has been mixed, with the core Consumer Price Index (CPI) bumping up against the Federal Reserve Board’s perceived threshold for price stability over the past 12 months. Nevertheless, Fed officials have stressed that long-run inflation expectations, as reflected in the difference between nominal and inflation-adjusted interest rates, remain fairly “contained.” Consequently, consensus expectations suggest that core CPI inflation will gradually decelerate toward 2%, from the 2.7% rate of the past 12 months.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,	Change
Maturity	2006	2007	(basis points)[1]
2 years	3.45%	3.68%	+23
5 years	3.43	3.76	+33
10 years	3.56	3.91	+35
30 years	3.91	4.25	+34

Yields of U.S. Treasury Securities
	November 30,	May 31,	Change
Maturity	2006	2007	(basis points)[1]
2 years	4.61%	4.91%	+30
5 years	4.45	4.85	+40
10 years	4.46	4.89	+43
30 years	4.56	5.01	+45

1	One basis point equals 1/100 of a percentage point.

Source: Vanguard.

Consistent with its inflation assessment, the Federal Reserve has left the target for the federal funds rate unchanged at 5.25% since June 2006.

Interest rates moved higher

During the past six months, bond yields rose across all maturities, though the increase among short-term bonds was relatively modest. These interest rate dynamics flattened what had previously been an inverted U.S. Treasury yield curve, an unusual situation in which short-term bonds yield more than long-term securities. At the end of the period, the yield of the 10-year U.S. Treasury note was in line with that of the 2-year note, a relationship that is consistent with expectations for a neutral interest rate policy for the Federal Reserve.

On balance, shorter-term Treasury bonds outperformed municipal securities during the six months, though the longest-term municipal bonds outperformed their Treasury counterparts.

During the past six months, states and municipalities brought $203.8 billion in new debt to market—a record pace and a 23% increase from the same period a year ago. Borrowers took advantage of dips in interest rates during December and March to issue $47.8 billion in securities that will be used to retire existing, higher-cost debt. The national pattern was evident in the Florida market. State and municipal issues totaled $13.7 billion through the first six months of the fund’s 2007 fiscal year, a 45.7% increase over a year ago.

Management of the fund

During the past six months, both share classes of Vanguard Florida Long-Term Tax-Exempt Fund returned 0.2%. The fund’s six-month income return more than offset a modestly negative capital return as rising rates depressed the fund’s share price. The fund’s yield rose to 4.00% (4.07% for Admiral Shares), from 3.83% (3.90%) at the beginning of the period. We kept the fund’s duration—a measure of sensitivity to interest rate changes—near the midpoint of its typical range, a position consistent with our expectation for relatively stable longer-term rates.

As always, security selection reflected the fund’s high-quality focus. Our fund’s expense advantage gives us an opportunity to provide an attractive and superior tax-exempt dividend without stretching for yield among lower-quality securities or assuming undue portfolio market risk. The near-term “cost” of this quality bias seems especially small today. Tax-exempt quality spreads have collapsed since late 2003, as the economy has firmed and memories of credit disasters (California’s fiscal crisis, Enron, the post-stock-market-bubble telecom blowups) have faded.

Over time, we expect our fund’s combination of low costs, prudent management, and bias toward high-quality issues to produce more-than-competitive returns, without subjecting shareholder capital to the significant risks lurking in the lower-rated tiers of the municipal bond market.

Please note: The U.S. Supreme Court recently agreed to hear a case that challenges the states’ conventional practice of providing different tax treatment for in-state and out-of-state municipal bonds. We don’t expect a ruling until winter 2007 or spring 2008, but we are continuing to monitor the issue and its potential impact on municipal bond portfolios. The case is not expected to affect the federal tax exemption available for interest earned on municipal bonds.

John M. Carbone, Principal

Vanguard Fixed Income Group

June 14, 2007

Fund Profile

As of May 31, 2007

Financial Attributes
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Issues	165	6,917	41,233
Yield		—	—
Investor Shares	4.0%
Admiral Shares	4.1%
Yield to Maturity	4.2%[3]	4.0%	4.1%
Average Coupon	5.4%	5.0%	5.0%
Average Effective
Maturity	6.7 years	9.8 years	13.1 years
Average Quality	AA+	AAA	AA+
Average Duration	5.3 years	6.1 years	6.4 years
Expense Ratio		—	—
Investor Shares	0.15%[4]
Admiral Shares	0.08%[4]
Short-Term Reserves	0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.98
Beta	0.99	1.17

Distribution by Maturity (% of portfolio)

Under 1 Year	6%
1–5 Years	29
5–10 Years	50
10–20 Years	15
20–30 Years	0

Distribution by Credit Quality (% of portfolio)

AAA	83%
AA	7
A	8
BBB	2

Investment Focus

1	Lehman 10 Year Municipal Bond Index.
2	Lehman Municipal Bond Index.
3	Before expenses.
4	Annualized.
5	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 27.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1996 –May 31, 2007

		Investor Shares		Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	1.3%	5.2%	6.5%	7.1%
1998	2.9	5.1	8.0	8.1
1999	–6.5	4.6	–1.9	–0.4
2000	3.6	5.4	9.0	7.7
2001	3.9	5.1	9.0	8.2
2002	2.3	4.7	7.0	6.7
2003	2.9	4.5	7.4	6.9
2004	–0.6	4.3	3.7	4.0
2005	–1.3	4.3	3.0	3.0
2006	1.3	4.6	5.9	6.2
2007[2]	–2.0	2.2	0.2	0.1

Average Annual Total Returns: Periods Ended March 31, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	9/1/1992	5.42%	5.49%	1.10%	4.78%	5.88%
Admiral Shares	11/12/2001	5.49	5.56	0.20[3]	4.53[3]	4.73[3]

1	Lehman 10 Year Municipal Bond Index.
2	Six months ended May 31, 2007.
3	Return since inception.

Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (99.1%)
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/11 (1)	3,095	3,357
Alachua County FL Health Fac. Auth.
(Shands Teaching Hosp.)	6.250%	12/1/16 (1)	8,695	9,926
Boynton Beach FL Util. System Rev.	5.375%	11/1/13 (3)	2,400	2,595
Boynton Beach FL Util. System Rev.	5.375%	11/1/15 (3)	2,665	2,923
Boynton Beach FL Util. System Rev.	5.500%	11/1/18 (3)	3,125	3,533
Boynton Beach FL Util. System Rev.	5.500%	11/1/20 (3)	3,480	3,967
Boynton Beach FL Util. System Rev.	6.250%	11/1/20 (3)(ETM)	415	484
Brevard County FL Health Fac. Auth. Rev.
(Holmes Regional Medical Center)	5.625%	10/1/14 (1)	2,000	2,011
Brevard County FL School Board COP	5.000%	7/1/22 (2)	4,400	4,624
Brevard County FL Util. Rev.	5.250%	3/1/12 (3)	3,805	4,025
Brevard County FL Util. Rev.	5.250%	3/1/14 (3)	2,045	2,163
Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	6,325	6,684
Broward County FL School Board COP	5.375%	7/1/11 (4)(Prere.)	5,755	6,081
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	4,635	4,959
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,205	5,569
Broward County FL School Board COP	5.500%	7/1/11 (4)(Prere.)	5,170	5,532
Broward County FL School Board COP	5.500%	7/1/18 (4)	14,575	15,520
Broward County FL School Board COP	5.500%	7/1/19 (4)	15,710	16,729
Cape Coral FL Water & Sewer Rev.	5.000%	10/1/27 (2)	7,470	7,827
Citrus County FL Water &
Wastewater System Rev.	5.000%	10/1/25 (4)	3,670	3,859
Collier County FL School Board COP	6.250%	2/15/13 (4)	12,500	13,915
Coral Springs FL Improvement Dist.
Water & Sewer GO	6.000%	6/1/10 (1)	1,850	1,904
Davie FL Water & Sewer Rev.	6.375%	10/1/12 (2)	2,500	2,719
Dunedin FL Util. System Rev.	6.750%	10/1/08 (3)	1,115	1,157
Dunedin FL Util. System Rev.	6.750%	10/1/10 (3)	2,465	2,650
Florida Board of Educ. Capital Outlay	5.500%	6/1/14	10,000	10,685
Florida Board of Educ. Capital Outlay	5.375%	6/1/17 (3)	4,010	4,284
Florida Board of Educ. Public Educ.	5.375%	6/1/15	12,000	12,800
Florida Board of Educ. Public Educ.	5.000%	6/1/32	12,050	12,498
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/10 (3)(Prere.)	8,475	9,017
Florida Board of Educ. Rev. (Lottery Rev.)	5.750%	7/1/10 (3)(Prere.)	8,960	9,533
Florida Board of Educ. Rev. (Lottery Rev.)	5.500%	7/1/15 (2)	12,105	12,932
Florida Turnpike Auth. Rev.	5.000%	7/1/33	13,985	14,447
Hernando County FL Water & Sewer	5.000%	6/1/29 (1)	4,000	4,148

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Highlands County FL Health Rev.
(Adventist Health System)	6.000%	11/15/11 (Prere.)	10,000	10,910
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/31	4,000	4,057
Highlands County FL Health Rev.
(Adventist Health System)	5.000%	11/15/35	10,000	10,110
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/11 (4)	4,610	4,892
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/12 (4)	5,670	6,077
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/13 (4)	3,000	3,248
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/14 (4)	5,365	5,859
Hillsborough County FL Aviation Auth. Rev.
(Tampa International Airport)	5.500%	10/1/15 (4)	3,945	4,336
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/26	4,800	4,983
Hillsborough County FL IDA
(Tampa General Hosp. Project)	5.250%	10/1/34	10,870	11,098
Hillsborough County FL IDA
(Univ. Community Hosp.)	6.500%	8/15/19 (1)	17,850	21,179
Hillsborough County FL School Board COP	5.250%	7/1/17 (1)	7,005	7,668
Hillsborough County FL School Board COP	5.500%	7/1/18 (1)	14,945	16,736
Indian River County FL Water & Sewer Rev.	6.500%	9/1/08 (3)	2,540	2,592
Jacksonville FL Econ. Dev. Community Health
Care Fac. Rev. VRDO	3.890%	6/1/07 LOC	1,700	1,700
Jacksonville FL Health Fac. Auth.
Hosp. Rev. (Baptist Medical Center)	5.000%	8/15/27	7,620	7,785
Jacksonville FL Health Fac. Auth. Hosp. Rev.
VRDO	3.870%	6/1/07 LOC	10,055	10,055
Jacksonville FL Health Fac. Auth. Hosp. Rev.
VRDO	3.890%	6/1/07 LOC	2,300	2,300
Key West FL Util. Board Election Rev.	5.000%	10/1/31 (1)	5,375	5,611
Lakeland FL Electric & Water Rev.	6.050%	10/1/09 (4)	4,000	4,197
Lakeland FL Electric & Water Rev.	6.550%	10/1/09 (4)	4,000	4,238
Lakeland FL Electric & Water Rev.	0.000%	10/1/11 (1)	8,420	7,095
Lakeland FL Electric & Water Rev.	0.000%	10/1/12 (1)	2,020	1,635
Lakeland FL Electric & Water Rev.	6.050%	10/1/14 (4)	2,000	2,263
Lakeland FL Energy Systems Rev.	5.000%	10/1/31 (10)	11,600	12,109
Lakeland FL Water & Wastewater Rev.	5.250%	10/1/32	10,000	10,487
Lee County FL IDA Health Care Fac. Rev.
(Shell Point Village)	5.500%	11/15/09 (Prere.)	11,925	12,507
Lee County FL IDA Health Care Fac. Rev.
(Shell Point Village)	5.000%	11/15/29	4,000	4,000
Lee County FL School Board COP	6.000%	8/1/08 (4)	6,180	6,314
Lee County FL School Board COP	5.000%	8/1/27 (4)	5,000	5,186
Lee County FL School Board COP	5.000%	8/1/28 (4)	5,000	5,186
Lee Memorial Health System Florida Hosp. Rev.	5.250%	4/1/35	5,090	5,280
Marion County FL Hosp. Dist. Rev.
(Munroe Regional Health System)	5.000%	10/1/29	3,400	3,444
Miami Beach FL Water & Sewer Rev.	5.625%	9/1/17 (2)	2,550	2,708
Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.000%	4/1/14 (2)(Prere.)	10,910	11,563
Miami-Dade County FL Educ. Fac. Auth. Rev.
(Univ. of Miami)	5.000%	4/1/14 (2)(Prere.)	13,760	14,583

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Miami-Dade County FL Public Fac. Rev.
	(Jackson Memorial Hosp.)	5.000%	6/1/27 (1)	10,000	10,394
	Miami-Dade County FL Public Fac. Rev.
	(Jackson Memorial Hosp.)	5.000%	6/1/28 (1)	10,890	11,334
	Miami-Dade County FL Public Fac. Rev.
	(Jackson Memorial Hosp.)	5.000%	6/1/29 (1)	4,065	4,231
	Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,460	2,623
	Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	3,840	4,094
	Miami-Dade County FL School Board COP	5.500%	5/1/11 (1)(Prere.)	2,650	2,825
	Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	7,885	8,203
	Miami-Dade County FL School Board COP	5.000%	11/1/31 (2)	20,000	20,807
	Miami-Dade County FL School Board COP PUT	5.500%	5/1/11 (1)	8,500	8,958
1	Miami-Dade County FL School Board TOB VRDO	3.820%	6/7/07 (3)	9,130	9,130
	Miami-Dade County FL Transit Sales Surtax Rev.	5.000%	7/1/31 (10)	5,000	5,215
	Miramar FL Wastewater Improvement
	Assessment Rev.	5.000%	10/1/25 (1)	1,345	1,372
	Ocala FL Water & Sewer Rev.	6.000%	10/1/10 (2)	2,005	2,084
	Ocala FL Water & Sewer Rev.	5.750%	10/1/11 (3)(Prere.)	13,605	14,731
	Orange County FL Health Fac. Auth. Rev.
	(Adventist Sunbelt Group)	6.250%	11/15/12 (Prere.)	5,000	5,534
	Orange County FL Health Fac. Auth. Rev.
	(Nemours Foundation Project)	5.000%	1/1/35	6,340	6,550
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Lutheran Healthcare) VRDO	3.930%	6/1/07 (4)	8,200	8,200
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/09 (1)	2,045	2,148
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/09 (1)(ETM)	4,935	5,207
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/10 (1)(ETM)	5,260	5,653
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/10 (1)	2,175	2,325
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/11 (1)(ETM)	2,765	3,025
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/11 (1)	1,875	2,044
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/13 (1)(ETM)	3,160	3,569
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/13 (1)	1,890	2,117
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	95	109
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/16 (1)	1,515	1,736
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/16 (1)(ETM)	3,890	4,516
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/18 (1)	6,770	7,977
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	6.250%	10/1/21 (1)	11,500	13,825
	Orange County FL Health Fac. Auth. Rev.
	(Orlando Regional Healthcare)	5.125%	11/15/39	9,000	9,171
	Orange County FL School Board COP	5.375%	8/1/07 (1)(Prere.)	3,140	3,179
	Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,500	3,718
	Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,170	3,367
	Orange County FL School Board COP	6.000%	8/1/10 (2)(Prere.)	3,955	4,201

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Orange County FL School Board COP	5.375%	8/1/22 (1)	1,185	1,200
	Orange County FL School Board COP	5.000%	8/1/30 (3)	5,000	5,197
	Orange County FL Tourist Dev. Rev.	5.900%	10/1/10 (1)(ETM)	835	888
	Orlando & Orange County FL Expressway Auth.	6.500%	7/1/10 (3)	2,000	2,152
	Orlando & Orange County FL Expressway Auth.	8.250%	7/1/14 (3)	3,000	3,792
	Orlando & Orange County FL Expressway Auth.	8.250%	7/1/15 (3)	8,360	10,806
	Orlando FL Util. Comm. Water & Electric Rev.	5.250%	10/1/14 (ETM)	5,000	5,413
	Orlando FL Util. Comm. Water & Electric Rev.	6.750%	10/1/17 (ETM)	12,700	14,895
	Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/14 (3)	16,300	19,523
	Palm Beach County FL Criminal Justice Fac. Rev.	7.200%	6/1/15 (3)	3,000	3,657
	Palm Beach County FL Health Fac. Auth. Hosp. Rev.	5.625%	12/1/31	16,500	17,363
	Palm Beach County FL Rev. (Raymond F. Kravis
	Center for the Performing Arts, Inc.) VRDO	3.700%	6/7/07 LOC	5,000	5,000
	Palm Beach County FL School Board COP	6.000%	8/1/10 (3)(Prere.)	7,495	8,039
	Palm Beach County FL School Board COP	5.250%	8/1/12 (4)(Prere.)	4,050	4,305
	Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	4,430	4,735
	Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	4,500	4,810
	Palm Beach County FL School Board COP	5.375%	8/1/12 (4)(Prere.)	8,190	8,754
	Palm Beach County FL School Board COP	5.250%	8/1/18 (4)	2,300	2,424
	Palm Beach County FL School Board COP	5.000%	8/1/27 (3)	8,740	9,166
	Palm Beach County FL Water & Sewer	5.000%	10/1/31	14,605	15,326
	Palm Beach County FL Water & Sewer	5.000%	10/1/36	6,500	6,795
	Pasco County FL Water & Sewer Rev.	5.000%	10/1/36 (4)	10,000	10,405
	Pinellas County FL Health Fac. Auth. Rev.
	(Bayfront Hosp.) VRDO	3.890%	6/1/07 LOC	1,000	1,000
	Polk County FL Public Fac. Rev.	5.000%	12/1/30 (1)	17,835	18,600
	Polk County FL Util. System Rev.	5.250%	10/1/21 (3)	3,620	3,848
	Sarasota County FL Util. System Rev.	7.000%	10/1/09 (3)	6,260	6,606
	Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/17 (3)	2,400	2,682
	Seacoast FL Util. Auth. Water & Sewer Rev.	5.500%	3/1/19 (3)	3,595	4,064
	Seminole County FL Water & Sewer Rev.	6.000%	10/1/09 (1)	1,800	1,869
	Seminole County FL Water & Sewer Rev.	6.000%	10/1/12 (1)	5,000	5,408
	Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)	2,350	2,678
	Seminole County FL Water & Sewer Rev.	6.000%	10/1/19 (1)(ETM)	4,000	4,569
	Seminole County FL Water & Sewer Rev.	5.000%	10/1/36	5,000	5,212
	South Broward FL Hosp. Dist. Rev.	5.625%	5/1/12 (1)(Prere.)	12,000	13,000
	South Broward FL Hosp. Dist. Rev.	5.000%	5/1/35 (1)	5,050	5,240
	South Florida Water Management Dist.	5.000%	10/1/36 (2)	10,000	10,393
	South Miami FL Health Fac. Auth. Hosp. Rev.
	(Baptist Health South FL Obligated Group)	5.500%	2/1/13 (Prere.)	10,000	10,774
	South Miami FL Health Fac. Auth. Hosp. Rev.
	(Baptist Health South FL Obligated Group)	5.000%	8/15/22	5,000	5,169
	St. John's County FL IDA Health Care
	(Vicars Landing Project)	5.000%	2/15/17	1,765	1,806
	St. Lucie County FL Util. System Rev.	6.500%	10/1/08 (3)(ETM)	4,910	5,012
	St. Lucie County FL Util. System Rev.	5.500%	10/1/15 (3)(ETM)	5,000	5,392
2	St. Lucie County FL Util. System Rev.	6.000%	10/1/20 (3)(ETM)	5,515	6,482
	Sunrise FL Util. System Rev.	5.200%	10/1/22 (2)	17,805	19,386
	Sunshine State Florida Govt. Financing Comm.
	Rev. VRDO	3.900%	6/1/07 (2)	13,320	13,320
	Sunshine State Florida Govt. Financing Comm.
	Rev. VRDO	3.950%	6/1/07 (2)	1,405	1,405
	Tallahassee FL Energy System Rev.	5.250%	10/1/13 (4)	4,380	4,696
	Tallahassee FL Energy System Rev.	5.250%	10/1/14 (4)	3,980	4,300
	Tallahassee FL Energy System Rev.	5.250%	10/1/15 (4)	5,240	5,690
	Tamarac FL Water & Sewer Util. Rev.	5.900%	10/1/11 (3)(ETM)	3,420	3,583

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tampa Bay FL Water Util. System Rev.	5.500%	10/1/24 (3)	23,180	26,676
Tampa FL Health System Rev.
(Catholic Healthcare East)	5.250%	11/15/11 (1)	4,575	4,756
UCF Athletic Assn. Inc. Florida COP	5.000%	10/1/35 (3)	2,900	2,990

Outside Florida:
Puerto Rico Convention Center Dist. Auth.
Hotel Occupancy Tax Rev.	5.000%	7/1/27 (11)	8,400	8,825
Puerto Rico GO	5.250%	7/1/16	5,000	5,274
Puerto Rico GO	5.250%	7/1/18	6,500	6,825
Puerto Rico GO	5.250%	7/1/19	5,000	5,256
Puerto Rico Infrastructure Financing Auth.
Special Obligation Bonds	5.500%	10/1/40	24,000	25,515
Puerto Rico Muni. Finance Agency	6.000%	8/1/09 (4)(Prere.)	6,000	6,342
Puerto Rico Muni. Finance Agency	5.250%	8/1/18 (4)	5,000	5,298
Puerto Rico Public Buildings Auth. Govt. Fac.
Rev. PUT	5.000%	7/1/12 (2)	12,000	12,586
Total Municipal Bonds (Cost $1,092,984)				1,130,392
Other Assets and Liabilities (0.9%)
Other Assets—Note B				14,176
Liabilities				(4,465)
				9,711
Net Assets (100%)				1,140,103

At May 31, 2007, net assets consisted of:[3]
				Amount
				($000)
Paid-in Capital				1,103,378
Undistributed Net Investment Income				—
Overdistributed Net Realized Gains				(624)
Unrealized Appreciation (Depreciation)
Investment Securities				37,408
Futures Contracts				(59)
Net Assets				1,140,103

Investor Shares—Net Assets
Applicable to 23,958,154 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				275,081
Net Asset Value Per Share—Investor Shares				$11.48

Admiral Shares—Net Assets
Applicable to 75,340,122 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				865,022
Net Asset Value Per Share—Admiral Shares				$11.48

•	See Note A in Notes to Financial Statements.
1

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, the value of this security represented 0.8% of net assets.

2	Securities with a value of $1,646,000 have been segregated as initial margin for open futures contracts.
3	See Note D in Notes to Financial Statements for the tax-basis components of net assets.

For a key to abbreviations and other references, see page 16.

Key to Abbreviations

ARS—Auction Rate Security.

BAN—Bond Anticipation Note.

COP—Certificate of Participation.

CP—Commercial Paper.

FR—Floating Rate.

GAN—Grant Anticipation Note.

GO—General Obligation Bond.

IDA—Industrial Development Authority Bond.

IDR—Industrial Development Revenue Bond.

PCR—Pollution Control Revenue Bond.

PUT—Put Option Obligation.

RAN—Revenue Anticipation Note.

TAN—Tax Anticipation Note.

TOB—Tender Option Bond.

TRAN—Tax Revenue Anticipation Note.

UFSD—Union Free School District.

USD—United School District.

VRDO—Variable Rate Demand Obligation.

(ETM)—Escrowed to Maturity.

(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).

(2) AMBAC (Ambac Assurance Corporation).

(3) FGIC (Financial Guaranty Insurance Company).

(4) FSA (Financial Security Assurance).

(5) BIGI (Bond Investors Guaranty Insurance).

(6) Connie Lee Inc.

(7) FHA (Federal Housing Authority).

(8) CapMAC (Capital Markets Assurance Corporation).

(9) American Capital Access Financial Guaranty Corporation.

(10) XL Capital Assurance Inc.

(11) CIFG (CDC IXIS Financial Guaranty).

The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

Six Months Ended
May 31, 2007
($000)
Investment Income
Income
Interest	26,922
Total Income	26,922
Expenses
The Vanguard Group—Note B
Investment Advisory Services	52
Management and Administrative
Investor Shares	155
Admiral Shares	211
Marketing and Distribution
Investor Shares	39
Admiral Shares	82
Custodian Fees	5
Shareholders’ Reports
Investor Shares	4
Admiral Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	551
Expenses Paid Indirectly—Note C	(6)
Net Expenses	545
Net Investment Income	26,377
Realized Net Gain (Loss)
Investment Securities Sold	4,315
Futures Contracts	846
Realized Net Gain (Loss)	5,161
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(29,159)
Futures Contracts	146
Change in Unrealized Appreciation (Depreciation)	(29,013)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,525

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,377	53,612
Realized Net Gain (Loss)	5,161	1,349
Change in Unrealized Appreciation (Depreciation)	(29,013)	14,923
Net Increase (Decrease) in Net Assets Resulting from Operations	2,525	69,884
Distributions
Net Investment Income
Investor Shares	(6,407)	(13,796)
Admiral Shares	(19,970)	(39,816)
Realized Capital Gain[1]
Investor Shares	(429)	(1,167)
Admiral Shares	(1,298)	(3,149)
Total Distributions	(28,104)	(57,928)
Capital Share Transactions—Note F
Investor Shares	(19,752)	(22,136)
Admiral Shares	(17,689)	40,608
Net Increase (Decrease) from Capital Share Transactions	(37,441)	18,472
Total Increase (Decrease)	(63,020)	30,428
Net Assets
Beginning of Period	1,203,123	1,172,695
End of Period	1,140,103	1,203,123

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $1,727,000 and $1,077,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	May 31,		Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.73	$11.62	$11.79	$12.00	$11.74	$11.51
Investment Operations
Net Investment Income	.258	.513	.509	.506	.505	.530
Net Realized and Unrealized Gain (Loss)
on Investments	(.233)	.152	(.153)	(.074)	.346	.262
Total from Investment Operations	.025	.665	.356	.432	.851	.792
Distributions
Dividends from Net Investment Income	(.258)	(.513)	(.509)	(.506)	(.505)	(.530)
Distributions from Realized Capital Gains	(.017)	(.042)	(.017)	(.136)	(.086)	(.032)
Total Distributions	(.275)	(.555)	(.526)	(.642)	(.591)	(.562)
Net Asset Value, End of Period	$11.48	$11.73	$11.62	$11.79	$12.00	$11.74

Total Return	0.21%	5.90%	3.04%	3.70%	7.38%	7.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$275	$301	$320	$679	$714	$753
Ratio of Total Expenses to
Average Net Assets	0.15%*	0.16%	0.16%	0.14%	0.17%	0.18%
Ratio of Net Investment Income to
Average Net Assets	4.45%*	4.44%	4.31%	4.27%	4.23%	4.56%
Portfolio Turnover Rate	12%*	25%	13%	7%	19%	26%

*	Annualized.

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	May 31,		Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.73	$11.62	$11.79	$12.00	$11.74	$11.51
Investment Operations
Net Investment Income	.262	.522	.518	.513	.512	.536
Net Realized and Unrealized Gain (Loss)
on Investments	(.233)	.152	(.153)	(.074)	.346	.262
Total from Investment Operations	.029	.674	.365	.439	.858	.798
Distributions
Dividends from Net Investment Income	(.262)	(.522)	(.518)	(.513)	(.512)	(.536)
Distributions from Realized Capital Gains	(.017)	(.042)	(.017)	(.136)	(.086)	(.032)
Total Distributions	(.279)	(.564)	(.535)	(.649)	(.598)	(.568)
Net Asset Value, End of Period	$11.48	$11.73	$11.62	$11.79	$12.00	$11.74

Total Return	0.25%	5.98%	3.12%	3.76%	7.45%	7.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$865	$902	$852	$458	$466	$429
Ratio of Total Expenses to
Average Net Assets	0.08%*	0.09%	0.09%	0.09%	0.11%	0.13%
Ratio of Net Investment Income to
Average Net Assets	4.52%*	4.51%	4.39%	4.32%	4.29%	4.59%
Portfolio Turnover Rate	12%*	25%	13%	7%	19%	26%

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Florida Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2007, the fund had contributed capital of $103,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $5,000 and custodian fees by $1,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $5,977,000 through November 30, 2006, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2007, the cost of investment securities for tax purposes was $1,098,961,000. Net unrealized appreciation of investment securities for tax purposes was $31,431,000, consisting of unrealized gains of $33,682,000 on securities that had risen in value since their purchase and $2,251,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
5-Year Treasury Note	248	25,901	(77)
30-Year Treasury Bond	(110)	12,004	18

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended May 31, 2007, the fund purchased $67,530,000 of investment securities and sold $128,095,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2007		November 30, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	23,403	2,018	68,317	5,901
Issued in Lieu of Cash Distributions	4,666	403	10,379	897
Redeemed	(47,821)	(4,125)	(100,832)	(8,709)
Net Increase (Decrease)—Investor Shares	(19,752)	(1,704)	(22,136)	(1,911)
Admiral Shares
Issued	56,290	4,849	183,186	15,817
Issued in Lieu of Cash Distributions	13,680	1,181	28,240	2,440
Redeemed	(87,659)	(7,559)	(170,818)	(14,769)
Net Increase (Decrease)—Admiral Shares	(17,689)	(1,529)	40,608	3,488

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning December 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Florida Long-Term Tax Exempt Fund	11/30/2006	5/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,002.11	$0.75
Admiral Shares	1,000.00	1,002.46	0.40
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.18	$0.76
Admiral Shares	1,000.00	1,024.53	0.40

1      The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for Investor Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Florida Long-Term Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
147 Vanguard Funds	(international business strategy consulting); Successor Trustee of Yale
Overseen	University; Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for Biomedical Research.
Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the
147 Vanguard Funds	American Chemistry Council;Director of Tyco International, Ltd. (diversified
Overseen	manufacturing and services) since 2005;Trustee of Drexel University and of the Chemical Heritage Foundation.
Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since June 2006	University of Pennsylvania since 2004; Professor in the School of Arts and
147 Vanguard Funds Overseen	Sciences, Annenberg School for Communication, and Graduate School of
Education of the University of Pennsylvania since 2004; Provost (2001–
2004) and Laurance S. Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce
since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
147 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.
André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean, Director
147 Vanguard Funds Overseen	of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm)
since 2005.
Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief
Trustee since January 1993	Executive Officer, and Director of NACCO Industries, Inc. (forklift
147 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief
Trustee since April 1985	Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc.
147 Vanguard Funds Overseen	(diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution);
Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
147 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).
Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
147 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
with Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
This material may be used in conjunction	Vanguard at 800-662-2739. They are also available from
with the offering of shares of any Vanguard	the SEC’s website, www.sec.gov. In addition, you may
fund only if preceded or accompanied by	obtain a free report on how your fund voted the proxies
the fund’s current prospectus.	for securities it owned during the 12 months ended
June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q182 072007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2007

VANGUARD FLORIDA TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 20, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.